CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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First Investors Series Fund II, Inc.
95 Wall Street
New York, N.Y. 10005




         We consent to the use of our name in Post Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 33-46924) relating to First Investors Series Fund II, Inc.


                                          /s/ TAIT, WELLER & BAKER

                                          TAIT, WELLER & BAKER







By: /s/ Michael Boyle
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Title: Partner
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Date:  10/10/00
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